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                                                                   EXHIBIT 99.01

             NETWORK SERVICES, MARKETING AND COOPERATION AGREEMENT
             -----------------------------------------------------

          This NETWORK SERVICES, MARKETING AND COOPERATION AGREEMENT (as amended, supplemented or otherwise modified from time to time, this "Agreement")
                                                                     ---------
is entered into as of September 28, 2000 by and between EXODUS COMMUNICATIONS, INC. ("Exodus"), a Delaware corporation, and GLOBAL CROSSING LTD. ("GCL"), a
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Bermuda corporation. Exodus and GCL are sometimes referred to herein
                                ---
individually as a "Party" and collectively as "Parties."
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                             W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, pursuant to the Merger Agreement (such term and certain other defined terms are defined in Section 1 hereof), Exodus is acquiring Center from GCL, and the Parties have required the execution and delivery of this Agreement as a condition precedent to GCL and Exodus entering into the Merger Agreement;

          WHEREAS, the Exodus Group is in the business generally described in
Part 1 of Annex A hereto (collectively, "Exodus Services," which term shall
                                         ---------------
include enhancements, replacements or new versions of such services);

          WHEREAS, among the Exodus Services is Internet Web-Hosting;

          WHEREAS, among the various business segments engaged in by the GCL Group is the business generally described in Part 2 of Annex A hereto (collectively, "GCL Services" which term shall include enhancements,
                ------------
replacements or new versions of such services);

          WHEREAS, among the GCL Services are the Network Services;

          WHEREAS, the Parties desire that GCL provide certain GCL Services to Exodus;

          WHEREAS, the Parties desire that GCL be permitted to market the Exodus Services; and

          WHEREAS, the Parties desire to cooperate with respect to marketing and development activities.

          NOW THEREFORE, in consideration of the mutual covenants and agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties to this Agreement agree as follows:

     1.   Definitions. Terms used herein which are not defined herein, but which
          -----------
have common meanings when used in the telecommunications or Internet industry, shall have such common meanings when used herein. Terms defined in the preamble, in the recitals and in the text hereof shall have their respective meanings when used herein, and the following terms shall have the following meanings:


                                       1
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          "AGC Group" shall mean Asia Global Crossing Ltd. ("AGC") and its
           ---------
direct and indirect Subsidiaries and entities in which AGC has an ownership interest.

          "Affiliate" shall mean any corporation, company, partnership, joint
           ---------
venture, firm and/or entity which Controls, is Controlled by, or is under common Control with a Party.

          "Applicable Territory" shall mean all areas of the world other than
           --------------------
the Asian Territory.

          "Asian Territory" shall mean "Territory" as defined in the Joint
           ---------------
Venture Agreement.

          "Capacity" shall mean transmission capacity delivered over network
           --------
services or assets.

          "Center" shall mean Global Center, Inc.
           ------

          "Change of Control" shall have the meaning set forth in Annex D
           -----------------
hereto.

          "Closing" shall mean the "Closing" as defined in the Merger Agreement.
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          "Confidential Information" shall mean the provisions of this Agreement
           ------------------------
and any intellectual property or non-public technical or business information written or orally disclosed or delivered by or on behalf of one party (the "Disclosing Party") to the other party (the "Receiving Party"). Notwithstanding
 ----------------                            ---------------
anything to the contrary in this Agreement, Confidential Information shall not include:

          (i) any information or material that is publicly known or available, or becomes publicly known or available, without any act or omission of the Receiving Party;

          (ii) any information or material which prior to disclosure was rightfully in the possession of the Receiving Party without restriction on use or disclosure;

          (iii) any information or material that is rightfully received by the Receiving Party from a non-party without an obligation of confidence; or

          (iv) any information or material that is independently developed by the Receiving Party without use or reference to any Confidential Information of the Disclosing Party.

          "Control", "Controlled" or "Controlling" shall mean the control of a
           -------    ----------      -----------
person exercised through the direct or indirect ownership of greater than fifty percent (50%) of the stock, shares or other voting interest of such person.

          "Credit Amount" means $100,000,000 which will be reduced dollar-for-
           -------------
dollar for each dollar of useage credit that Exodus applies to the AGC Group in accordance with the terms of the Network Services, Marketing and Cooperation Agreement, dated as of the date hereof,

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between Exodus and AGC; provided, however, Exodus agrees not to apply more than
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$25,000,000 of such useage credit to the AGC Group.

          "Effective Time" shall mean the "Effective Time" as defined in the
           --------------
Merger Agreement.

          "Exodus Group" shall mean, collectively, Exodus and its direct and
           ------------
indirect Subsidiaries and Affiliates which Exodus Controls, excluding the Joint Venture Company, the GCL Group and the AGC Group.

          "GCL Group" shall mean, collectively, GCL and its direct and indirect
           ---------
Subsidiaries and Affiliates which GCL Controls, excluding the AGC Group and the Joint Venture Company.

          "GCL Group Network" shall mean, collectively, the Metro-Networks, the
           -----------------
Intra-Region Networks and the Inter-Regional Connections of GCL Group members, in existence now or in the future owned and operated by the GCL Group.

          "Internet Web-Hosting" shall have the meaning set forth in Section
           --------------------
30(f) hereof.

          "Intra-Region Network" shall mean a broadband network providing
           --------------------
connections between GCL Group members city POPs in a particular region, e.g., North American Crossing.

          "Inter-Regional Connections" shall mean broadband telecommunication
           --------------------------
systems that connect Intra-Region Networks, consisting of submarine and terrestrial links that are part of cable systems.

          "Joint Venture Agreement" shall mean the Master Joint Venture
           -----------------------
Agreement, dated as of the date hereof, among Exodus and AGC relating to the creation of a Joint Venture Company.

          "Joint Venture Company" shall mean the "Company" as defined in the
           ---------------------
Joint Venture Agreement.

          "Merger Agreement" shall mean the Agreement and Plan of Merger, dated
           ----------------
as of the date hereof, among the Parties and certain affiliated companies, as the same may from time to time be amended, modified or supplemented.

          "Metro-Network" shall mean, with respect to a specified metropolitan
           -------------
area, a broadband telecommunication system connecting Exodus and Center data centers, as well as to the Intra-Region Network by way of POPs, and to key peering and strategic partners and customers, in each case, within such metropolitan area.

          "Minimum Exodus Service Levels" shall mean the service levels required
           -----------------------------
by the last sentence of Section 3(c) hereof.

          "Minimum GCL Service Levels" shall mean the service levels required by
           --------------------------
the last sentence of Section 2(c) hereof.

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          "Network Services" shall mean Capacity and/or connectivity (and any
           ----------------
successor or substitute technology), both fixed and usage based, asset and service form, used for the purpose of transporting voice, data and video, including, but not limited to, private line (local and long haul), ATM and Frame and IP services, such as managed IP services and IP transit. Network Services does not include paid peering (end route destination traffic which is traffic bound only for the network that it is connected to).

          "Required Percentage" shall mean 50%, as such percentage may be
           -------------------
adjusted pursuant to Section 12(b) hereof.

          "Restricted Period" shall have the meaning given to such term in
           -----------------
Section 30(a) hereof.

          "Subsidiary" shall have the meaning given such term in Section 30(f)
           ----------
hereof.

          "Term" shall mean the term of this Agreement, which term shall begin
           ----
as of the date hereof and end on the tenth (10th) anniversary of the date of this Agreement, unless earlier terminated in accordance with the terms hereof.

     2.   GCL Services.
          ------------

          (a) When used herein, provisions to the effect that GCL will be the "Primary Provider" with respect to any Network Services mean that (i) Exodus
 ----------------
will, during the Term, promote GCL as its primary provider of Network Services for its network operations as set forth in Section 7 hereof; and (ii) the Exodus Group will, during the Term, purchase such amount of Network Services from the GCL Group on the GCL Group Network so that the total amount of such Network Services acquired from the GCL Group in the Applicable Territory in the First Period (as defined in Annex E) and in any calendar year thereafter is greater than or equal to the Required Percentage (calculated on a dollar value basis) of the total Network Services acquired by the Exodus Group in the Applicable Territory in such Period or calendar year, as the case may be. For purposes of calculating the foregoing formula, purchases under commitments existing prior to the date of this Agreement shall not be included, but renewals of such commitments shall be included; provided, that the transition services provided
                               --------
under Section 5(g) hereof shall not be included in the calculations of the Required Percentage. Annex E hereto describes the method by which Exodus Group may "make-up" for a failure to comply with the Required Percentage in any calendar year after the First Period. For purposes of calculating the foregoing formula, (1) the level of transit utilized under contracts held by an entity at the time of acquisition after the date hereof of such entity by Exodus shall not be included; provided, that Exodus shall use reasonable efforts to terminate
             --------
such contracts as soon as practicable, (2) transit under a peering contract in existence today, including renewals at the same levels, which transit has no incremental cost to Exodus, shall not be included, and (3) short term transit arrangements under existing contracts utilized between the date of this Agreement and April 1, 2001 shall not be included.

     (b) Exodus hereby agrees that the GCL Group is and will be the Exodus Group's Primary Provider for Network Services the Exodus Group requires from time to time during the Term.

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          (c)  All Exodus Group requirements for Network Services will be effected by Exodus executing, delivering and complying with a capacity purchase agreement and/or a dark fiber acquisition agreement, such agreements to contain prices determined in accordance with Section 4 hereof and other mutually agreed terms and conditions; provided, that the existing capacity purchase agreements
                      --------
between the Parties may be amended or modified to accomplish such acquisitions of Network Services. All other GCL Services provided hereunder by the GCL Group will be supplied pursuant to mutually acceptable agreements for such services. Each such agreement will contain [***] of: (i) any [***] for GCL Services in existence between the Parties on the date of this Agreement; (ii) any [***] for GCL Services entered into between an Exodus Group member and a GCL Group member after the date of this Agreement; and (iii) [***] which are industry standard at the time of entering into such agreement.

          (d) Effective upon the Closing, GCL will grant Exodus a usage credit equal to the Credit Amount to be applied against purchases of assets or services by the Exodus Group under this Agreement (where the commitment to purchase occurred after January 1, 2001, excluding leases) but not against any payments to be made by the Exodus Group: (i) in the case of the first half of the Credit Amount, prior to the later of January 1, 2001 and the Closing; and (ii) in the case of the remaining amount, prior to January 1, 2002. Subject to the foregoing sentence, the Credit Amount may be used by Exodus at any time, for any purchase by the Exodus Group of Network Services on the GCL Group Network, in Exodus' sole discretion, and will count towards Exodus' commitment under Section 2(b), above.

          (e) The Exodus Group may refer its customers to the GCL Group for GCL Services or request a GCL Group member to co-bid, in which case GCL will pay Exodus a commission in an amount to be agreed. The Exodus Group will not resell, lease or otherwise dispose of GCL Services purchased by it except as expressly permitted by the next sentence. The Exodus Group shall be entitled to resell GCL Services in connection with: (i) providing dedicated Internet access, (ii) moving data between data centers as part of Internet Web-Hosting, (iii) providing transit services to move its traffic, or (iv) occasionally reselling such GCL Services as part of a bundle of Exodus Services. GCL will ensure that all pricing to the Exodus Group for resale of GCL Services will allow the Exodus Group to be competitive with third parties in the marketplace. If at any time the Exodus Group desires to resell GCL Services, the parties will negotiate a resale contract that is separate from this Agreement, containing terms and conditions mutually agreeable to the Parties.

          (f) GCL acknowledges that Exodus may desire to terminate some assets or services it acquires from the GCL or has acquired from the GCL Group prior to the date of this Agreement and replace such assets or services with different assets or services. The GCL Group will accommodate all such requests as follows:
(i) for leased lines (services) Exodus shall have the right to replace commitments with new assets or services of equal or greater value [***]; and
(ii) for purchased assets, Exodus shall have the right to resell an asset to GCL [***] for the purchase of other assets or services of equal or greater value provided that the Parties can account for such resale in a way that does not
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disrupt the accounting treatment for IRU sales employed by GCL from time to time and the economics of the asset purchase transactions are preserved.

          (g) If the GCL Group cannot meet the Exodus Group's availability needs (type of Capacity at the time and location needed) for any GCL Services, then the Exodus Group member may secure the service or asset from another provider and such replacement services shall not be considered purchases of Network Services for the purpose of calculating the Required Percentage; provided, that if the Exodus Group desires Network Services in a location where
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Network Services from the GCL Group are not available, the GCL Group may, at its sole option, choose to make such Services available to the Exodus Group at a reasonable future date, so long as during the interim period the GCL Group
"makes whole" the Exodus Group for any excess costs incurred by the Exodus Group because it obtained temporary service from a third party. Before the Exodus
Group shall be obligated to acquire the delayed GCL Group Service, the Parties shall have agreed on the costs to be reimbursed to the Exodus Group. If any Network Services purchased from the GCL Group by the Exodus Group are not maintained at the Minimum GCL Service Levels and the Exodus Group purchases replacement Network Services from another provider, then such replacement services shall not be considered in calculating the Required Percentage.

          (h) Without limitation to its other obligations hereunder, Exodus agrees that, after [***] and on or before [***], it will cause the Exodus Group to purchase and pay for, on an irrevocable and nonrefundable basis, [***] of Network Services to be used later. Such commitment is in addition to the existing Exodus commitment (signed on the date hereof) to pay [***] prior to [***] for Capacity on GCL facilities.

     3.   Exodus Services. (a) When used herein, provisions to the effect that
          ---------------
Exodus will be the "Exclusive Provider" with respect to any Internet Web-Hosting
                    ------------------
services mean that the GCL Group will, during the Restricted Period, exclusively utilize the Exodus Group for all Internet Web-Hosting services the GCL Group requires or wishes to resell or market or use for its internal purposes; provided, that the GCL Group may use itself or other sources for any such
--------
services in the event that (i) Exodus Group cannot meet the GCL Group availability needs (type of service, including space, power or infrastructure at the time needed) or (ii) Exodus does not respond affirmatively within three business days of receipt of a request for a service, or (iii) Exodus does not meet or exceed the Minimum Exodus Service Levels for the particular service for a particular customer, the customer has notified GCL that such service levels have not been met and GCL reasonably believes it has to move the customer to provide the service and such service levels provided, that GCL shall first
                                            --------
diligently try to solve the problem with Exodus, including utilizing appropriate escalation procedures as mutually agreed or (iv) in response to a request by GCL, Exodus declines to develop an enhancement or new version of such service or declines to provide a product, in each case that the Exodus Group is developing for or providing to one or more of its customers, or (v) a customer of GCL wants a service included in the Internet Web-Hosting services in a location where the Exodus Group is not located; provided that Exodus shall first be allowed to try to convince the customer that another location is suitable or provide such services through a third party or (vi) the service is not competitively priced by the Exodus Group (provided that the Parties will develop a fair mechanism to determine when such prices are not competitive), or (vii) the customer's expansion rights for space or services are


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expressly limited by contract by the Exodus Group, or (viii) the customer has left the Exodus Group and refuses to use its services after consultation with the Exodus Group, or (ix) the Exodus Group cannot provide reasonable access for GCL to perform services for customers needs, or (x) in response to a request by GCL on behalf of a customer, Exodus declines to develop an enhancement or new version of such service or declines to provide a product, in each case that another provider is offering such customer, and such enhancement or new version or such product cannot be reasonably severed from the overall service desired by such customer.

                  (b) GCL hereby agrees to use the Exodus Group as the GCL Group's Exclusive Provider for Internet Web-Hosting services the GCL Group requires from time to time during the Restricted Period.

                  (c) All GCL requirements for Internet Web-Hosting will be effected by GCL executing, delivering and complying with a master service agreement, reseller agreement and/or sales representative agreement in mutually agreed forms, which agreements shall provide for, among other things, service, support, maintenance, installation, help desk, billing, technical sales support and project management. In addition, such agreements shall provide for marketing support, including, without limitation, joint advertisements, press announcements, collateral material, training, co-branding arrangements and RFP support. All other Exodus Services provided hereunder by the Exodus Group will be supplied pursuant to mutually acceptable agreements for such Services. Each such agreement will contain [***] of: (i) any [***] for Exodus Services in existence between the Parties on the date of this Agreement; (ii) any [***] for Exodus Services entered into between an Exodus Group member and a GCL Group member after the date of this Agreement; and (iii) [***] which are industry standard at the time of entering into such agreement.

                  (d) Without the written permission of Exodus, the GCL Group will not, during the term of this Agreement, sell Internet access to any customer for such customer's operations within a data center operated by an Exodus Group member.

         4.       Payment Terms for Services. (a) Pricing terms for Network
                  --------------------------
Services shall be as set forth in Annex B. GCL will ensure that all pricing of the GCL Group to the Exodus Group for GCL Services, which are not Network Services, will be competitive in the marketplace.

                  (b) During the Restricted Period, Exodus will ensure that all pricing of the Exodus Group to the GCL Group for Exodus Services (i) will in the case of Internet Web-Hosting to be used by the GCL Group for its own use, be based on the standards for the pricing offered by the GCL Group in items (2) [***], (3) and/or (4) of Annex B and (ii) will, in all other cases, allow the GCL Group to be competitive with third parties in the marketplace. The Parties will meet to adopt a formula for such Exodus Group pricing in accordance with the foregoing guidelines, and at such time the Parties shall complete Annex C hereto.

                  (c) The Parties will consult with each other regarding increases of prices for services and the basis therefor.

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     5.   Network Arrangements. (a) As reasonably requested by Exodus and
          --------------------
mutually agreed to by the Parties, GCL will create a new "network" for the Exodus Group (the "New Network") in order to permit the Parties to more easily
                   -----------
"scale" the Network Services available to the Exodus Group to meet anticipated future demands and to permit Exodus to purchase services in accordance with the terms hereof. The New Network will consist of current and future GCL Group systems and new construction or acquisitions by GCL. GCL will use reasonable efforts to complete such new construction or acquisitions on or before the date set forth for completion in the capacity purchase agreement defining the precise specifications and needs of the New Network which date will not be later than six (6) months from the date of such capacity purchase agreement. Exodus will cooperate in all reasonable manners with such new construction. The New Network is more specifically described in paragraphs (b), (c) and (d) below.

          (b) The New Network will cinsist of a 2.5GB/s, wavelength based, Intra-Region Network, which will be upgraded as soon as reasonably practicable to 10 GB/s on terms to be agreed.

          (c) The Intra-Region Networks will be linked by the Inter-Regional Connections.

          (d) At Exodus' request, the GCL Group will, extend the Intra-Regional Network to the Exodus Group data centers, provide connectivity within a metropolitan area between such data centers and/or provide connectivity between such data centers and Exodus key partner locations; provided, that Exodus or its
                                                    --------
key partner, as the case may be, will provide, at its sole cost and expense, the building access rights, co-location space for the transmission equipment, racking, power, HVAC, riser cable, etc. to provision such service to the Exodus data centers or key party locations. Exodus will pay for the construction of such extensions and connectivity either on a [***] basis or on another basis mutually agreed to by the Parties. If Exodus elects the [***] plan, GCL will arrange financing for Exodus, which may be secured by the construction.

          (e) GCL will establish a preferred peering relationship with Exodus, which will allow the GCL Group IP users direct access to Exodus and Center data centers. During the Term (i) the Parties will establish and maintain interconnections between their respective layer 3 networks on a settlement free basis, (ii) Exodus and GCL will share equally all of the infrastructure costs both one-time and recurring associated with the peering links, (iii) peering will be established separately in each region of the world or at mutually agreed upon locations, (iv) in the event that the peering relationship causes a material undue economic burden on one of the Parties, the Parties will meet in good faith to find a resolution to such situation, (v) the peering interconnection will maintain [***] capacity headroom and will be upgraded as needed to maintain this headroom, (vi) each Party will be responsible for its own purchase, deployment and maintenance of equipment needed to support these interconnections, and (vii) the Parties will establish a service level agreement with latency and packet loss benchmarks, which in no event will be less than the respective Minimum Service Levels.

          (f) At present, the GCL Group holds space in Center's MDC's that it uses as a long haul domestic POP location to house various types of transmission and switching equipment. The GCL Group will be permitted to preserve this arrangement holding neutral the

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economics and operational benefits of the current arrangements, unless such arrangements are unreasonable in light of customary industry standards, in which case the terms will be renegotiated in good faith to such standards. The GCL Group may not expand its current space without the prior written agreement of the Exodus Group, which agreement will not be unreasonably withheld.

          (g) Pursuant to a Transition Services Agreement to be entered into by the Parties under the Merger Agreement, for as long as Exodus requires, but not longer than [***] from the Closing under the Merger Agreement, GCL will continue to provide Center with IP network bandwidth services until Center can be migrated to the Exodus backbone. Such IP network bandwidth transition support shall be provided to Exodus on the same terms (including price) and conditions as Center paid GCL prior to the Closing. Notwithstanding any other provision of this Agreement, the credit provided to Exodus pursuant to Section 2(d) hereof may not be used to pay for such services.

          (h) During the Term, GCL will make all GCL Services available to the Exodus Group on an equal access basis. During the Term, GCL may, in its sole discretion, make available to the Exodus Group at the pricing set forth in Annex B, Network Services which the GCL Group resells in the ordinary course of its business, provided that, the Exodus Group's purchases of such services or assets
          -------------
shall be considered in the calculation of the Required Percentage.

     6.   Cooperation and Development Committee. (a) The Parties hereby agree to
          -------------------------------------
cooperate in good faith to develop mutually beneficial products for Exodus and GCL customers.

          (b) Each of Exodus and GCL agrees to assist the other in achieving and maintaining technological and operational superiority. Each of Exodus and GCL will provide the other with [***]. Among other things, Exodus will help educate and train GCL's employees to aid GCL in the marketing of Exodus Services and Exodus will establish support teams to provide GCL with technical sales support and product management, for example, product and market feedback.

          (c)  The Parties will promptly establish a Development Committee to
(i) carry out the provisions of paragraphs (a) and (b) above, (ii) publicly promote customer success stories, (iii) implement the provisions of this Agreement and (iv) assure compliance by each Party with applicable provisions of this Agreement (including, without limitation, to monitor and ensure compliance with the pricing provisions and the Required Percentage provisions set forth herein).

          (d) In connection with its obligations under clause (iv) of Section 6(c) hereof, if requested by a Party, the Development Committee shall arrange for a qualified independent third party to review the methods and procedures utilized by a Party in complying with the pricing and Required Percentage provisions of this Agreement. Such review shall be done in the least intrusive manner possible and such review shall not include a review of all of the books and records of a Party. Such review may not be undertaken until after the [***] of the Closing and not more than [***] thereafter; provided, that if any such
                                                   --------
review finds material discrepancies in compliance by-a Party, then the next review may take place [***]

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[***] thereafter. The Party requesting such a review shall pay all expenses of such review. Any discrepancy discovered by such review shall be promptly cured by the responsible Party.

         7.       Preferred Provider Marketing. (a) During the Term, Exodus will
                  ----------------------------
promote GCL as its Primary Provider of Network Services.

                  (b) Exodus and GCL will promptly issue a joint press release announcing this Agreement.

         8.       Marketing.  (a) The GCL Group may sell or use Exodus Services
                  ---------
on any one or more of the following bases and the GCL Group shall be offered equal access to all Exodus Services:

                           (i) The GCL Group may resell Exodus Services (subject
                  to restrictions imposed by suppliers of third-party products and services); provided, that the customer shall be informed that the Exodus Group is providing the basic service; and/or

                           (ii) The GCL Group may refer its customers to Exodus
                  or request Exodus to co-bid, in which case Exodus shall pay GCL a commission in an amount to be agreed.

                  (b) Among other marketing aids, Exodus will provide the services described as being part of the agreements referred to in Section 3(c) hereof.

                  (c) The Development Committee established under Section 6(c) shall be responsible for resolving channel conflict issues with respect to the resale of Exodus Services caused by the GCL Group's rights to resell Exodus Services under this Section 8.

                  (d) After the Restricted Period, Exodus will be the GCL Group's "preferred" provider, which means that if GCL periodically wishes to choose a non-exclusive third party to provide a significant portion of its Internet Web-Hosting services, GCL will notify Exodus and give Exodus the opportunity to make the first offer to provide such services.

         9.       Intellectual Property. Each Party will own all intellectual
                  ---------------------
property owned or developed by it. Neither Party grants the other a license to use its intellectual property. Each Party will safeguard and keep confidential the other Party's intellectual property.

         10.  Representations.  (a) GCL hereby represents and warrants to Exodus
              ---------------
that (i) GCL is a corporation duly organized and validly existing under the laws of Bermuda; (ii) the execution, delivery and performance of this Agreement by GCL has been duly authorized by all necessary corporate action on the part of GCL and this Agreement is a valid, binding and enforceable obligation of GCL enforceable with its terms and (iii) the execution, delivery and performance of this Agreement by GCL does not violate, conflict with or constitute a breach of the organizational documents, any contract binding on the GCL Group, or any order, decree or judgment of any court, tribunal or governmental authority binding on any member of the GCL Group.

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                  (b) Exodus hereby represents and warrants to GCL that (i)
Exodus is a corporation duly organized and validly existing under the laws of the State of Delaware; (ii) the execution, delivery and performance of this Agreement by Exodus has been duly authorized by all necessary corporate action on the part of Exodus and this Agreement is a valid, binding and enforceable obligation of Exodus enforceable in accordance with its terms; and (iii) the execution, delivery and performance of this Agreement by Exodus does not violate, conflict with or constitute a breach of the organizational documents, any contract binding on the Exodus Group, or any order, decree or judgment of any court, tribunal or governmental authority binding on any member of the Exodus Group.

         11. AGC.  Each of the Parties acknowledges and agrees that (i) Exodus
             ---
and AGC have entered into the Joint Venture Agreement; and (ii) Exodus and AGC have entered into a Network Services agreement dated as of the date hereof for purchases by the Exodus Group of AGC Network Services.

         12. Change of Control.  (a) In the event that GCL undergoes a Change of
             -----------------
Control, and the acquiring party has a business that includes some of the Internet Web-Hosting services, then GCL shall have the option, at its sole election, to terminate the provisions of this Agreement in Section 3(b) hereof relating to GCL's obligation to use the Exodus Group as GCL's Exclusive Provider for Internet Web-Hosting services on not less than 60 days' written notice, as soon as a proposed Change of Control becomes known to GCL (and which notice may be given prior to the effectiveness of the Change of Control but will not be effective until after the Change of Control occurs) or at any time thereafter. Nothing in this Section 12(a) shall affect the GCL Groups' obligations under
Section 30 of this Agreement.

             (b) In the event that Exodus undergoes a Change of Control, and the acquiring party is a Network Services provider, then Exodus shall have the option, at its sole election, to send a notice to terminate this Agreement (such termination to be effective [***] following the effectiveness of the Change of Control) as soon as the proposed Change of Control becomes known to Exodus (and which notice may be given prior to the effectiveness thereof) or at any time prior to the effectiveness of the Change of Control. If Exodus exercises its right under this Section 12(b) to terminate this Agreement, the Required Percentage for the last [***] prior to termination of the Agreement under this Section shall be [***], provided that in no event will the Agreement be terminated or the Required Percentage be reduced in the [***] of the Term. Any portion of the credit described in Section 2(d) which is unused as of the date of notice of termination under this Section shall be forfeited by Exodus.

         13. [THIS SECTION LEFT INTENTIONALLY BLANK].
             ---------------------------------------

         14. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
             -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

         15. No Third Party Beneficiaries. This Agreement does not provide and
             ----------------------------
is not intended to provide third parties (including, but not limited to, customers of GCL and Exodus) with any remedy, claim, liability, reimbursement, cause of action or any other right.

------------
[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

         16. Assignment. (a) This Agreement and all of the provisions hereof
             ----------
shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

             (b) GCL shall solely be responsible for complying with all of the terms binding on the GCL Group hereunder and shall not be permitted to assign, transfer or otherwise dispose of any or all of its right, title or interest hereunder or delegate any or all of its obligations hereunder to any person or entity except that GCL shall be permitted to (i) effect a collateral assignment of its rights hereunder to one or more lenders to GCL or its Affiliates and (ii) assign all of its rights hereunder and delegate any or all of its obligations hereunder to any present or future entity succeeding to substantially all the assets of GCL. GCL shall give Exodus notice of any such assignment, transfer or other disposition or any such delegation.

                  (c) Exodus shall solely be responsible for complying with all of the terms binding on "the Exodus" Group hereunder and shall not be permitted to assign, transfer or otherwise dispose of any or all of its right, title or interest hereunder or delegate any or all of its obligations hereunder to any person or entity except that Exodus shall be permitted to (i) effect a collateral assignment of its rights hereunder to one or more lenders to Exodus or its Affiliates and (ii) assign all of its rights hereunder and delegate all of its obligations hereunder to any present or future entity succeeding to substantially all of the assets of Exodus. Exodus shall give GCL notice of any such assignment, transfer or other disposition or any such delegation.

                  (d) Any Party may assign rights hereunder (but not delegate obligations, although the assignee may assume and agree to pay and perform such obligations) to Affiliates; provided, that such assigning Party shall remain
                            --------
primarily liable to pay and perform all its obligations and liabilities hereunder.

                  (e) Any assignment, transfer or other disposition by any party hereto which is in violation of this Section shall be void and of no force and effect.

         17. Notices. Each notice, demand, certification or other communication
             -------
given or made under this Agreement shall be in writing in English and shall be delivered by hand or sent by registered mail or by facsimile transmission to the address of the respective party as shown below (or such other address as may be designated in writing to the other party hereto in accordance with the terms of this Section):

                  If to Exodus:

                  Exodus Communications, Inc.
                  2831 Mission College Blvd.
                  Santa Clara, California 95054
                  Telephone: 408-346-2350
                  Facsimile: 408-346-2420
                  Attention: General Counsel

                  If to GCL:

                  Global Crossing Ltd.
                  360 North Crescent Drive
                  Beverly Hills, California 90210
                  Telephone: 310-385-5200
                  Facsimile: 310-385-3700
                  Attention: General Counsel

                  and

                  Global Crossing Telecommunications, Inc.
                  Carrier Services
                  180 South Clinton Avenue
                  Rochester, NY 14646
                  Telephone: 716-777-8658
                  Facsimile: 716-232-9168
                  Attention: President, Global Carrier Services

         Any change to the name, address and facsimile numbers may be made at any time by giving fifteen (15) days prior written notice in accordance with this Section. Any such notice, demand or other communication shall be deemed to have been received, if delivered by hand, at the time of delivery or, if posted, at the expiration of seven (7) days after the envelope containing the same shall have been deposited in the post maintained for such purpose, postage prepaid, or, if sent by facsimile, at the date of transmission if confirmed receipt is followed by postal notice.

         18.  Severability. If any provision of this Agreement is found by an
              ------------
authority having jurisdiction to be void or unenforceable, such provision shall be deemed to be deleted from this Agreement and the remaining provisions shall continue in full force and effect.

         19.  Headings. The Section headings of this Agreement are for
              --------
convenience of reference only and are not intended to restrict, affect or influence the interpretation or construction of provisions of such Section.

         20.  Counterparts. This Agreement may be executed in counterparts, each
              ------------
of which when executed and delivered shall be deemed an original. Such counterparts shall together (as well as separately) constitute one and the same instrument.

         21.  Entire Agreement. This Agreement supersedes all prior
              ----------------
understandings between the parties hereto with respect to the subject matter hereof and constitutes the entire agreement with respect to the subject matter herein. This Agreement shall not be modified or amended except by a writing signed by authorized representatives of the parties hereto.

         22.  Publicity and Confidentiality. (a) Confidential Information will
              -----------------------------
be kept confidential and shall not be disclosed, in whole or in part, to any person other than affiliates, officers, directors, employees, agents or representatives of a party or a Party's legal counsel or independent auditors, or prospective lenders to either Party (collectively, "Representatives") who need to know such Confidential Information for the purpose of negotiating, executing and implementing this Agreement and the transactions contemplated hereby. Each Party agrees to inform each of its Representatives of the non-public nature of the Confidential Information and to direct such persons to treat such Confidential Information in accordance with the terms of this Section. Each Party agrees to be liable to the other Party for any breach of the terms hereof by its Representatives. Nothing herein shall prevent a Party from disclosing Confidential Information (i) upon the order of any court or administrative agency, (ii) as required by law or upon the request or demand of, or pursuant to any regulation of, any regulatory agency or authority, (iii) to the extent reasonably required in connection with the exercise of any remedy hereunder, and/or (iv) to any actual or proposed permitted assignee of all or part of its rights hereunder provided that such actual or proposed assignee agrees in writing to be bound by the provisions of this Section. Notwithstanding the foregoing, in the event that either Party intends to disclose any Confidential Information pursuant to clause (i) or (ii) of the preceding sentence, such Party agrees to (x) provide the other Party with prompt notice before such disclosure in order that such Party may attempt to obtain a protective order or other assurance that confidential treatment will be accorded such Confidential Information and (y) cooperate with such Party in attempting to obtain such order or assurance. Each Party agrees that it will maintain all Confidential Information disclosed to it in strict confidence and will take all reasonable measures to maintain the confidentiality of all such Confidential Information in its possession or control, but in no event less than the measures it uses to maintain the confidentiality of its own information of similar importance.

          (b) The Parties will agree upon a mutually satisfactory press release describing this Agreement.

     23.  LIMITATION OF LIABILITY. IN NO EVENT SHALL EXODUS (OR ANY OF ITS
          -----------------------
SUBSIDIARIES OR AFFILIATES) OR GCL (OR ANY OF ITS SUBSIDIARIES OR AFFILIATES) BE LIABLE TO THE OTHER PARTY FOR CONSEQUENTIAL, INCIDENTAL, INDIRECT, SPECIAL OR PUNITIVE DAMAGES, INCLUDING, BUT NOT LIMITED TO, LOSS OF REVENUE, LOSS OF BUSINESS OPPORTUNITY OR THE COSTS ASSOCIATED THEREWITH.

     24.  Approvals; Licenses. The performance of this Agreement by each Party
          -------------------
hereto is contingent upon the obtaining and continuance of such governmental approvals, consents, authorizations, licenses and permits as may be required by such party for performance by a Party hereunder. The Parties shall use reasonable efforts to obtain and continue, and to have continued, such approvals, consents, licenses and permits. No license under patents is granted by either Party or shall be implied or arise by estoppel in the other Party's favor with respect to any apparatus, system or method used by either Party in connection with the transactions contemplated hereby.

     25.  Default. If either Party is in breach of this Agreement and such
          -------
breach continues for a period of at least thirty (30) days after written notice from the non-breaching Party of such breach and if such breach is not fully remedied within thirty (30) days of such notification, the non-breaching Party shall be entitled to pursue any and all rights and legal and equitable remedies, including its rights and remedies to enforce the breaching Party's obligations under this Agreement.

     26.  Force Majeure. Neither Party shall be responsible for any loss,
          -------------
damage, delay or failure of performance resulting directly or indirectly from any cause which is beyond its reasonable control ("Force Majeure"), including but not limited to: delay in obtaining or failure to obtain or loss of any approvals, permits, licenses or rights-of-way (or any renewals thereof), except to the extent that any such delay or failure is caused by the responsible Party's negligence in applying or maintaining any such approval, permit, license or right-of-way; acts of God or of the public enemy; acts or failure to act of any governmental authority not caused by any act or omission of such Party; government codes, ordinances, laws, rules, regulations or restrictions, unless any such restriction applies only to the responsible Party because of any act or omission of such Party, and not generally to providers of similar services; or war or warlike operations, civil war or commotion, mobilizations or military call-up, and acts of similar nature; revolution, rebellions, sabotage, and insurrections or riots; fires, floods, epidemics or quarantine restrictions; strikes, and other labor actions; material shortages or unavailability or other delay not resulting from the responsible Party's failure to place timely orders; freight embargoes; unworkable weather; or acts or omissions of transporters or contractors, other than ones hired by the GCL Group unless caused by a Force Majeure. If any Force Majeure causes an increase in the time required for performance of either Party's obligations hereunder, such Party shall be entitled to an equitable extension of time to complete such obligations in each case equal to at least one day for each day of delay resulting from the Force Majeure.

     27.  Relationship of the Parties. This Agreement shall not form a joint
          ---------------------------
venture or partnership or similar business arrangement between the Parties hereto, and nothing contained herein shall be deemed to constitute a partnership or joint venture or similar business arrangement or make a Party the agent of the other Party for any purposes. A Party has no authority or power to bind, to contract in the name of, or to create a liability for the other Party in any way or for any purpose.

     28.  WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TO THE FULLEST
          --------------------
EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.

     29.  Effectiveness; Term; True-Up. (a) This Agreement shall become
          ----------------------------
effective immediately upon execution and delivery hereof. At the end of the Term this Agreement will terminate.

          (b) Notwithstanding the foregoing, if the Merger Agreement is terminated prior to the Closing taking place, then GCL or Exodus may elect, at its sole discretion, by written notice to the other Party received within [***] of termination of the Merger Agreement, to cause this Agreement to terminate effective [***] following the date of the notice of termination.

          (c) If the Merger Agreement is terminated prior to the Closing, under circumstances that could not lead to a payment by Exodus pursuant to Section 7.3(b) of the Merger Agreement, GCL shall grant Exodus a $50,000,000 useage credit to be applied against purchases of assets and services by the Exodus Group from the GCL Group (where the commitments to purchase occur after January 1, 2001, excluding leases) for payments due after January 1, 2001.

          (d) The Parties rights and obligations under Sections 9, 14, 15, 17 to 23, 28 29(c) and, except in the event of termination under Section 29(b),
Section 30, shall survive and continue beyond the termination of this Agreement. All capacity purchase, dark fiber, web-hosting, distribution and other agreements existing at the time of termination and executed pursuant to or contemplated by this Agreement shall not be affected by such termination unless they expressly state otherwise. Without limitation to the foregoing, the Exodus Group will continue to support existing customers of the GCL Group that are utilizing Exodus Services.

          (e) If upon the termination of this Agreement for any reason, the Exodus Group shall not have fulfilled its Required Percentage obligation under
Section 2(a) hereof, the Exodus Group will promptly purchase such amount of Network Services, or otherwise meet its Required Percentage obligation, so that it brings itself into compliance with such obligation.

     30.  Non-Competition. (a) GCL hereby agrees that, during the period from
          ---------------
the Effective Time until the second anniversary thereof (the "Restricted Period"), neither it nor any member of the GCL Group which it Controls shall, directly or indirectly, engage in (whether by itself or by selling, re-selling, promoting or providing the services of a third party), or own, manage, control, or participate in the ownership, management or control of, Internet Web-Hosting.

          (b) Notwithstanding the provisions of paragraph (a) of this Section, GCL and the GCL Group members shall be permitted to:

                (i) maintain investments existing on the date hereof and make investments of ten percent (10%) or less of any class of equity securities of any Person directly or indirectly engaged in Internet Web-Hosting, provided that neither GCL nor any of the GCL Group members participates in the management or control of such Person;

                (ii) acquire securities representing a majority of the voting power of a Person whose business includes an Internet Web-Hosting business that represents greater than 45% of such Person's consolidated revenues for the most recent four calendar quarters, provided that the acquiring company divests such Internet Web-Hosting business within one year of its acquisition (prior to divesting such business, GCL shall provide written notice to Exodus of the consideration it intends to receive in respect of such divestiture and the other relevant principal terms and Exodus shall, within 15 days

                                       16
-------------
[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

         of receiving such notice, provide GCL with written notice of whether it is interested in acquiring such business on such terms, and if Exodus is so interested, the parties shall in good faith negotiate long form definitive documents setting forth the details of such transaction within the following thirty (30) days, and if the parties cannot reach mutually acceptable terms within such time period GCL shall be permitted to sell such business to other parties, provided no such sale shall be at a materially lower price or on terms which, in the aggregate, are materially less favorable to GCL than those offered to Exodus);

                 (iii) acquire securities representing a majority of the voting power of a Person whose business includes an Internet Web-Hosting business that represents less than 45% of such Person's consolidated revenues for the most recent four calendar quarters, provided that the acquiring company shall, at the time of the acquisition, provide written notice of the acquisition to Exodus and, if Exodus is interested in acquiring such business, consider any proposal from Exodus to purchase such business from the acquiring company.

                 (iv) acquire securities representing less than thirty percent (30%) of the voting power of a Person whose business includes an Internet Web-Hosting business that represents less than 30% of such Person's consolidated revenues for the most recent four calendar quarters, provided that neither GCL or any GCL Group member participates in the management or control of such of such Internet Web-Hosting Business;

                 (v) provide, directly or indirectly, services on its Dedicated Private Extranet Network including, without limitation, the provision of remote access, Internet access and redundancy, in each case in connection or associated with providing such services;

                 (vi) engage in (whether by itself or by selling, re-selling, promoting or providing the services of a third party) or own, manage, control or participate in the ownership, management and control of Internet Web-Hosting in the Asian Territory as contemplated by the Joint Venture Agreement referred to therein;

                 (vii) without limitation to clause (v) above, continue to provide, directly or indirectly, the products and services provided at present by IXnet; and

                 (viii) participate in the activities permitted by the proviso to Section 3(b) and/or by Section 8.

            (c) If GCL is acquired by a third party during the Restricted Period, the provisions of this Section shall not prevent the new parent of GCL from engaging in, owning, managing, controlling or participating in the ownership, management or control of entities engaged in the Internet Web-Hosting business but all members of the GCL Group, excluding the acquiror, will continue to be bound by this Section 30 during the Restricted Period, except as provided in the next sentence. If GCL is acquired by a third party during the Restricted Period and, upon its acquisition by such third party, (i) GCL or a GCL Group member is merged with or into the acquiror or a substantial portion of GCL's assets are acquired by the acquiror pursuant to an asset acquisition and such GCL Group assets are commingled with those of the acquiror such that the GCL Group assets do not remain independently identifiable, and (ii) the acquiror is materially engaged in the business of Internet Web-Hosting, then the provisions of this Section shall cease to apply to such GCL Group assets and Exodus will have the right to terminate this Agreement effective immediately upon the closing of the transaction.

          (d) Each of GCL and Exodus hereby agree that, during the Restricted Period, it will not and will cause its Subsidiaries not to, directly or indirectly, solicit the employment or consulting services of any of the employees of the other (other than employees not involved with the negotiations or performance of this Agreement); provided, however, nothing contained in this
                                   --------
Section shall prohibit advertisements or other general solicitation not targeted at the other party's employees.

          (e) The Parties acknowledge that the performance of the obligations of this Section are special, unique and extraordinary in character, and that in the event of the breach by any Party of the terms and conditions of this Section, the other Party shall be entitled, if it so elects (in addition to any other remedy that may be available to it) to the extent permitted by applicable law, to institute and prosecute proceedings in any court or competent jurisdiction, either at the law or in equity, to enforce the specific performances thereof by such Party or to enjoin any Party or their respective employees, officers, directors or advisors from violating the provisions of this Section.

          (f) Defined terms used in this Section which are not defined in this Agreement shall have the following meanings when used in this Section:

          "Dedicated Private Extranet Network" shall mean a private IP network connecting communities of interest.

          "Person" shall mean any individual, partnership, joint venture, corporation, limited liability company, trust, unincorporated organization, government or other department or agency or other entity.

          "Subsidiary" shall mean as to any Person (a) any corporation of which more than 50% of the outstanding stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (b) any partnership, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such person have more than a 50% equity interest therein.

          "Internet Web-Hosting" shall mean the provision of physical space with Internet connectivity interconnected with servers or other types of data processing equipment (other than solely data communications/networking equipment).

          IN WITNESS WHEREOF, the parties hereto have executed this Network Services, Marketing and Cooperation Agreement as of the date first above written.

                                               EXODUS COMMUNICATIONS, INC.

                                                  /s/ Ellen M. Hancock
                                               By:___________________________
                                                  Ellen M. Hancock
                                                  Chief Executive Officer
                                                  and Chairman

                                               GLOBAL CROSSINGS LTD.

                                                  /s/ Leo J. Hindery, Jr.
                                               By:___________________________
                                                  Leo J. Hindery, Jr.
                                                  Chief Executive Officer

                                                                         ANNEX A

                                   SERVICES
                                   --------
                                    Part 1
                                    ------
                                Exodus Services
                                ---------------

Internet infrastructure services incorporating:

          .    Internet Web-Hosting;
          .    IP network services, using primarily the Exodus network;
          .    hardware and software procurement and installation;
          .    content distribution, integration and management services;
          .    systems applications; and
          .    professional services.

                                    Part 2
                                    ------
                                 GCL Services
                                 ------------

GCL is a provider of global Internet Protocol, or "IP", and data and voice services for both wholesale and retail customers. It is building a state-of-the-art fiber optic network of global scope and scale to serve as the backbone for its services. GCL provides services in several principal segments. The segment that comprises the "GCL Services" is the telecommunications services segment which offers a variety of integrated telecommunications products and services through its global fiber optic network, including domestic and international voice services, data products and structured bandwidth services, and other communications products and other services offered by the GCL Group. GCL Services include Network Services.

                                                                         ANNEX B

                         PRICING FOR NETWORK SERVICES

[***]

------------
[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]
                                       2
------------
[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                                         ANNEX C

                     PRICING FOR EXODUS  SERVICES
      [To be completed by the Parties Pursuant to Section 4(b) hereof.].

                                                                         ANNEX D

                               CHANGE OF CONTROL
                               -----------------

"Change of Control" shall mean any of the following: (i) a merger, consolidation or other business combination or transaction to which GCL or Exodus is a party if the shares of GCL's or Exodus' (as the case may be) common stock outstanding immediately prior to the effective date of such merger, consolidation or other business combination or transaction (or the shares of common stock into which they are converted or exchanged pursuant to such merger, consolidation or other business combination or transaction) do not represent 50% or more of the voting power of the surviving corporation (or its parent) following such merger, consolidation or other business combination or transaction; (ii) an acquisition by any entity of 50% or more of the voting power of GCL or Exodus, other than by a parent company which has substantially the same shareholders as GCL or Exodus (as the case may be) had prior to such event; or (iii) a sale of all or substantially all the consolidated assets of GCL or Exodus to any entity, other than to a parent company which has substantially the same shareholders as GCL or Exodus (as the case may be) had prior to such event.

                                                                         ANNEX E

                        REQUIRED PERCENTAGE CALCULATION

The Required Percentage shall be calculated as follows: the first period (the "First Period") of calculation shall be from the date of this Agreement until
 ------------
[***], thereafter, the Required Percentage shall be calculated on an annual calendar year basis.

If, in any calendar year following the First Period, the Exodus Group fails to meet its Required Percentage but, has at least met one half of its Required
                             ---
Percentage obligation for that year, the Exodus Group will be entitled to, and shall be obligated to, make up such shortfall in the following calendar year as follows:

(a) all purchases of Network Services in such following calendar year shall be applied first to meet the Required Percentage for such year; and

(b) any such shortfall plus the "Applicable Premium" shall be paid in such following calendar year (the "Applicable Premium" shall mean an amount equal to
                              ------------------
the product of (A) the Required Percentage for the previous year multiplied by the total Network Services purchased by the Exodus Group in such year from all providers and (B) [***]).

If in the First Period or any succeeding calendar year the Exodus Group exceeds the Required Percentage, the amount of such excess may not be carried forward as a credit for the following calendar year.

                                      E-1
-------------
[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with res[ect to the omitted portions.